Exhibit 10.1

HPS CORPORATE LENDING FUND

FIRST SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT

Dated as of September 14, 2023

Re: $75,000,000 8.67% Series 2023-B Senior Notes, Tranche A

due September 14, 2027

$250,000,000 8.80% Series 2023-B Senior Notes, Tranche B

due September 14, 2028

HPS CORPORATE LENDING FUND

Dated as of

September 14, 2023

To the Additional Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This First Supplement to Master Note Purchase Agreement (the “Supplement”) is between HPS Corporate Lending Fund, a Delaware statutory trust (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Additional Purchasers”).

Reference is hereby made to that certain Master Note Purchase Agreement dated March 15, 2023 (the “Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Additional Purchaser(s) as follows:

1.    The Company has authorized the issue and sale of 8.67% Series 2023-B Senior Notes, Tranche A, due September 14, 2027, in an aggregate principal amount of $75,000,000 (the “Series 2023-B, Tranche A Notes”) and 8.80% Series 2023-B Senior Notes, Tranche B, due September 14, 2028, in an aggregate principal amount of $250,000,000 (the “Series 2023-B, Tranche B Notes,” and together with the Series 2023-B, Tranche A Notes, the “Series 2023-B Notes”). The Series 2023-B Notes, together with the Series A Notes issued pursuant to the Note Purchase Agreement, and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2023-B, Tranche A Notes and Series 2023-B, Tranche B Notes shall be substantially in the forms set forth in Exhibit 1(a) and Exhibit 1(b), hereto, respectively, with such changes therefrom, if any, as may be approved by the Additional Purchaser(s) and the Company.

2.    Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Additional Purchaser, and each

Additional Purchaser agrees to purchase from the Company, Series 2023-B Notes in the principal amount and tranche set forth opposite such Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3.    The sale and purchase of the Series 2023-B Notes to be purchased by each Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, Chicago, IL, at 8:00 A.M. Chicago time, at a closing (the “Series 2023-B Closing”) on September 14, 2023 or on such other Business Day thereafter on or prior to September 15, 2023 as may be agreed upon by the Company and the Additional Purchasers. At the Series 2023-B Closing, the Company will deliver to each Additional Purchaser the Series 2023-B Notes to be purchased by such Additional Purchaser in the form of a single Series 2023-B Note (or such greater number of Series 2023-B Notes in denominations of at least $100,000 as such Additional Purchaser may request) dated the date of the Series 2023-B Closing and registered in such Additional Purchaser’s name (or in the name of such Additional Purchaser’s nominee), against delivery by such Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the account identified by the Company in connection with the Series 2023-B Closing pursuant to Section 4.10 of the Note Purchase Agreement. If, at the Series 2023-B Closing, the Company shall fail to tender such Series 2023-B Notes to any Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Additional Purchaser’s satisfaction, such Additional Purchaser shall, at such Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Additional Purchaser may have by reason of such failure by the Company to tender such Series 2023-B Notes or any of the conditions specified in Section 4 not having been fulfilled to such Additional Purchaser’s satisfaction.

4.    The obligation of each Additional Purchaser to purchase and pay for the Series 2023-B Notes to be sold to such Additional Purchaser at the Series 2023-B Closing is subject to the fulfillment to such Additional Purchaser’s satisfaction, prior to the Series 2023-B Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2023-B Notes to be purchased at the Series 2023-B Closing as if each reference to “Notes,” “Closing” and “Additional Purchaser” set forth therein was modified to refer the “Series 2023-B Notes,” the “Series 2023-B Closing” and the “Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:

(a)    Except as supplemented, amended or superseded by the representations and warranties, or subparagraphs thereof, set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Series 2023-B Closing (except for representations and warranties which apply to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Additional Purchaser an Officer’s Certificate, dated the date of the Series 2023-B Closing certifying that such condition has been fulfilled.

(b)    Contemporaneously with the Series 2023-B Closing, the Company shall sell to each Additional Purchaser, and each Additional Purchaser shall purchase, the Series 2023-B Notes to be purchased by such Additional Purchaser at the Series 2023-B Closing as specified in Schedule A.

5.    The terms of Section 8 of the Note Purchase Agreement shall apply to the Series 2023-B Notes except that the definition of “Prepayment Settlement Amount” shall be amended by adding subsections (c) and (d) to read as follows:

(c) with respect to any Series 2023-B, Tranche A Note, an amount equal to the “Prepayment Settlement Amount”, as follows:

Prepaid during the period	Prepayment Settlement Amount

On or before April 30, 2027	Make-Whole Amount

After April 30, 2027	Zero

(d) with respect to any Series 2023-B, Tranche B Note, an amount equal to the “Prepayment Settlement Amount”, as follows:

Prepaid during the period	Prepayment Settlement Amount

On or before March 14, 2028	Make-Whole Amount

After March 14, 2028	Zero

6.    Each Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2023-B Notes by such Additional Purchaser as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer the “Series 2023-B Notes,” the “Series 2023-B Closing” and the “Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement.

7.    The Company and each Additional Purchaser agree to be bound by and comply with the terms and conditions of the Note Purchase Agreement, as supplemented by this Supplement as fully and completely as if such Additional Purchaser were an original signatory to the Note Purchase Agreement.

8.     This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

9.    This Supplement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Delivery of an electronic signature to, or a signed copy of, this Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The parties agree to electronic contracting and signatures with respect to this Supplement. Delivery of an electronic signature to, or a signed copy of, this any Supplement by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Supplement shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

HPS CORPORATE LENDING FUND AGREEMENT	FIRST SUPPLEMENT TO MASTER NOTE PURCHASE

The execution hereof shall constitute a contract between the Company and the Additional Purchaser(s) for the uses and purposes hereinabove set forth.

HPS CORPORATE LENDING FUND

By:	HPS Advisors, LLC, its investment adviser

By:	/s/ Aimee Means
Name:	Aimee Means
Title:	Managing Director

HPS CORPORATE LENDING FUND AGREEMENT	FIRST SUPPLEMENT TO MASTER NOTE PURCHASE

Accepted as of the date of this Supplement.

ATHENE ANNUITY AND LIFE COMPANY

By:	Apollo Insurance Solutions Group LP, its investment adviser

By:	Apollo Capital Management, L.P., its sub adviser

By:	Apollo Capital Management GP, LLC, its General Partner

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO DEFINED RETURN AGGREGATOR B, L.P.

By:	Apollo Defined Return Advisors, L.P., its general partner

By:	Apollo Defined Return Advisors GP, LLC, its general partner

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its general partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC, its general partner

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

HPS CORPORATE LENDING FUND AGREEMENT	FIRST SUPPLEMENT TO MASTER NOTE PURCHASE

Accepted as of the date of this Supplement.

ROYAL NEIGHBORS OF AMERICA

By:	Apollo RN Credit Management, LLC, its investment adviser

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO ACCORD+ AGGREGATOR B, L.P.

By:	Apollo Accord+ Advisors, L.P., its general partner

By:	Apollo Accord+ Advisors GP, LLC, its general partner

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.

By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, LP

By:	Apollo Lincoln Fixed Income Management, LLC, its investment manager.

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

EXHIBIT A

TO FIRST SUPPLEMENT

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties, including subparagraphs thereof, set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date (other than the date of an earlier Closing) which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects as of the date hereof with respect to the Series 2023-B Notes with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series 2023-B Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3.    Disclosure. (a) This Agreement, the financial statements listed in Schedule 5.5 of the First Supplement and the documents, certificates or other writings delivered to the Additional Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information and other forward-looking information referenced in Section 5.3(b), information relating to third parties and general economic information) prior to August 18, 2023 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Additional Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2022, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

(b)    All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Additional Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (i) such financial information as it relates to future events is subject to significant uncertainty and contingencies (many of which are beyond the control of the Company) and are therefore not to be viewed as fact, and (ii) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein.

Section 5.4.    Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 of the First Supplement contains (except as noted therein) complete and correct lists as of the date of the Series 2023-B Closing of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s directors and senior officers.

Section 5.5.    Financial Statements; Material Liabilities. The Company has delivered or made available via EDGAR to each Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5 of the First Supplement. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes).

Section 5.13.    Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2023-B Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Series 2023-B Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Additional Purchasers, each of which has been offered the Series 2023-B Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2023-B Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14.    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2023-B Notes hereunder for the general corporate purposes of the Company and its Subsidiaries and as otherwise set forth in the section of the Note Purchase Agreement entitled “Use of Proceeds; Margin Regulations”. No part of the proceeds from the sale of the Series 2023-B Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 of the First Supplement sets forth a complete and correct list of all outstanding Material Indebtedness of the Company and its Subsidiaries as of September 14, 2023, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Material Indebtedness of the Company or its Subsidiaries. As of September 14, 2023, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Material Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Material Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Material Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

SERIES 2023-B SENIOR NOTE, TRANCHE A

THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

HPS CORPORATE LENDING FUND

8.67% SERIES 2023-B SENIOR NOTE, TRANCHE A, DUE SEPTEMBER 14, 2027

No. [_________]	[Date]
$[____________]	PPN 40440V B@3

FOR VALUE RECEIVED, the undersigned, HPS CORPORATE LENDING FUND (herein called the “Company”), a Delaware statutory trust, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on September 14, 2027 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of (a) 8.67% per annum as may be adjusted in accordance with Section 1.2 of the hereinafter defined Note Purchase Agreement, from the date hereof, payable semiannually, on the 14th day of March and September in each year, commencing with the March or September next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Prepayment Settlement Amount (if any), at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Note Purchase Agreement).

Payments of principal of, interest on and any Prepayment Settlement Amount or Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to the First Supplement to Master Note Purchase Agreement, dated September 14, 2023, to the Master Note Purchase Agreement, dated March 15, 2023 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), among the Company, the

EXHIBIT 1(A)

(to Supplement)

Additional Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement (in the case of a transferee, to the extent required by Section 13.2 of the Note Purchase Agreement). Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

HPS CORPORATE LENDING FUND

By:
Name:
Title:

SERIES 2023-B SENIOR NOTE, TRANCHE B

THE NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 IS AVAILABLE.

HPS CORPORATE LENDING FUND

8.80% SERIES 2023-B SENIOR NOTE, TRANCHE B, DUE SEPTEMBER 14, 2028

No. [_________]	[Date]
$[____________]	PPN 40440V B#1

FOR VALUE RECEIVED, the undersigned, HPS CORPORATE LENDING FUND (herein called the “Company”), a Delaware statutory trust, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on September 14, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of (a) 8.80% per annum as may be adjusted in accordance with Section 1.2 of the hereinafter defined Note Purchase Agreement, from the date hereof, payable semiannually, on the 14th day of March and September in each year, commencing with the March or September next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Prepayment Settlement Amount (if any), at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Note Purchase Agreement).

Payments of principal of, interest on and any Prepayment Settlement Amount or Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to the First Supplement to Master Note Purchase Agreement, dated September 14, 2023, to the Master Note Purchase Agreement, dated March 15, 2023 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), among the Company, the

EXHIBIT 1(B)

(to Supplement)

Additional Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Section 6 of the Note Purchase Agreement (in the case of a transferee, to the extent required by Section 13.2 of the Note Purchase Agreement). Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

[Remainder of Page Intentionally Left Blank]

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

HPS CORPORATE LENDING FUND

By:
Name:
Title: